Exhibit 99.4

Filed pursuant to Rule 425 under the

Securities Act of 1933, as amended, and

deemed filed under Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Filer: Broadcom Corporation

Commission File No.: 000-23993

Subject Company: Broadcom Corporation

Broadcom and Avago Employee FAQ

COMPANY QUESTIONS:

Q1: Why would Broadcom consider this transaction? Was the company for sale?

A: Although Broadcom was not looking to be acquired, it has a responsibility to consider all proposals that could create meaningful shareholder value. As Broadcom has highlighted in the past, the industry is maturing and the new company will have the size, scale and broad product line to be successful. The proposal from Avago offers strong shareholder value and establishes the new company as the third largest semiconductor company in the world valued at $72 billion.

Q2: Who is Avago? The company seems relatively unknown.

A: Avago is a fast-growing semiconductor company with a broad portfolio and strong management team. Avago has a successful track record of acquiring companies including LSI, Emulex and PLX. After this transaction closes, the new combined company will create the third largest semiconductor company in the world. The new company will be called Broadcom Ltd.

Q3: Given Broadcom’s size, it would seem that if the company were acquired it would have been by a significantly larger semiconductor company. Why Avago?

A: Avago has been one to watch – the company has been executing well, successfully acquiring companies and creating meaningful shareholder value. The resulting company will be one of the largest semiconductor companies in the world and will be well positioned to lead in the semiconductor space.

Q4: I thought Broadcom was an aggressive acquirer. Why isn’t Broadcom buying Avago instead?

A: The focus today is that the transaction with Avago will create meaningful shareholder value. The resulting company – Broadcom Ltd. - will be one of the largest semiconductor companies in the world and will be positioned to lead in the semiconductor space.

Q5: Isn’t Broadcom bigger than Avago? How can Broadcom be acquired by a smaller company?

A: Avago’s market capitalization is larger than Broadcom’s so from that perspective, Avago is larger. Avago also is more profitable and has a higher P/E multiple.

Q6: Were Henry Samueli and Henry Nicholas involved in the decision to sell?

A: Both Henry Samueli and Henry Nicholas have been involved and are supportive of the transaction. Henry Samueli will remain with Broadcom and will assume the role of CTO and be a board member. Henry Nicholas will serve in a strategic advisory role within the combined company, reporting to Hock Tan.

Q7: Who will be on the management team at the new company?

A: The CEO of the combined new company will be Hock Tan, CEO of Avago. Henry Samueli will become the CTO and be a board member. All other management decisions have not been made.

Q8: The $54.50 stock price doesn’t seem high enough given where Broadcom’s stock has been trading. Why is the company not holding out for more?

A: The premium is consistent with other large M&A transactions in the industry. Also, since part of the deal is funded by Avago equity, Broadcom’s shareholders are in a position to benefit from any potential upward movement in Avago stock post deal-signing as well.

Q9: What does it mean that the consideration is half-cash and half-equity? Does that mean Broadcom will get some of Avago’s shares? If so, how many?

A: Broadcom shareholders will be able to opt for the consideration they prefer for the shares that they hold. More details will be available when proxy materials related to the transaction are filed.

Q10: How long will take for the deal to close?

A: It is difficult to speculate on a timeline to close. Typically, deals of this size and complexity could take up to a year or more to close. It depends on feedback during the regulatory approval process. Current estimates are that the deal would close in the first half of 2016.

Q11: Do we need to get regulatory approvals from the U.S., China or anywhere else?

A: Yes, there are a range of countries where Broadcom will need to file for regulatory approval.

Q12: Is there any chance the deal will not close?

A: Avago is committed to doing what is necessary to close the transaction.

Q13: Will the shareholders get to vote on the deal? If so, when?

A: Yes. More details will be available when the proxy is filed.

Q14: Will Broadcom’s customers be supportive of the combination?

A: This transaction creates value for Broadcom’s customers by creating greater scale and the ability to invest more aggressively in leading-edge process nodes. Broadcom will have a broader portfolio to deliver to customers.

Q15: What does this mean for Broadcom’s businesses? Will any business be shut down or sold?

A: Currently, there is no information available on the shape, structure or plans for the new company. Avago has committed to a process of review and understanding of Broadcom’s business and product portfolio. Henry Samueli will play an active role as CTO in that process.

Q16: Avago stated there is a path to $750 million in synergies. What does this mean?

A: In a deal of this size, there are savings from suppliers due to the benefits of scale. However, the new company will be much larger than Avago is today, and it will need a support organization to manage the complexity that comes with size.

EMPLOYEE QUESTIONS:

Q17: What does this transaction mean to employees? When will employees know if they have a job with the new company?

A: Until the deal closes, Broadcom is responsible for continuing to execute on current plans and roadmaps. Please stay focused through this timeframe. Broadcom is committed to providing employees with updates in a timely manner.

Q18: Will Broadcom employees receive an offer letter from Avago?

A: For now, the focus is executing on plans between now and the close of the transaction.

Q19: Will Broadcom employees have changes to salaries, titles and direct managers at the new company?

A: Broadcom will conduct business as usual until the transaction closes. Decisions on employees will be made by the management team of the new company.

Q20: How will ESPP be affected?

A: Upon close, Broadcom’s ESPP will be canceled. Broadcom employees who continue on with the new company will be eligible to enroll in the ESPP with the new company.

Q21: Will severance packages be offered for employees who are not offered jobs with the new company? What will the severance package include?

A: We do not yet have details on severance packages. For Broadcom employees outside of the U.S., severance payments would comply with local statutory requirements.

Q22: What happens to employee equity?

A: Vested employee stock options will be cashed out at closing. Unvested employee equity (RSUs) will be converted to unvested equity in the new company, with the same vesting schedule based on an established exchange ratio that preserves the award value for employees.

Q23: What will happen to employee benefits? Healthcare, 401K, etc.?

A: Employees staying on will be eligible for benefits with the new company.

ONGOING BUSINESS QUESTIONS:

Q24: What does it mean that until the deal closes, Broadcom and Avago will run as separate companies?

A: Broadcom is responsible for running its business until the deal closes. It means there will be no coordination with the other side on business plans, roadmaps, customer communications, etc.

Q25: Do employees still have the authority to make decisions related to group/projects, etc.?

A: Yes. Broadcom will continue to operate the business as usual including hiring and project execution.

Q26: Can we start meeting with the other side and share strategy on roadmaps, new products, customer plans, etc.?

A: No. Until the transaction closes, employees should conduct business as usual. Do not contact any employee at Avago unless requested to do so by your supervisor.

Q27: What is the message for customers?

A: The Sales team is taking the lead on a coordinating messaging with customers.

Q28: What if attrition begins immediately, how will work/projects get done?

A: The intent is to conduct business as usual until the transaction closes. Employees should work with their manager to develop a plan to continue execution on current plans and roadmaps.

Q29: Is Broadcom offering retention programs to key people?

A: Broadcom has competitive compensation programs and retention tools and will continue to operate the business as usual until the transaction closes.

Q30: If the transaction takes a long time to close will Broadcom still run a focal process in 2016 for 2015. Will employees still be eligible for bonus and equity?

A: If the transaction is not completed by January 1, 2016, the Focal process for the previous year will continue as usual. If the transaction has not closed by the time in February that focal equity grants and bonus program determinations are typically made, bonus plan determinations and focal equity grants will be made for fiscal year 2016.

Q31: Will Broadcom keep hiring? What will happen to open requisitions?

A: Broadcom will continue to operate the business as usual including hiring. After closing, the new management team will determine headcount required.

Q32: Why did Broadcom implement SAP if this was in the works? Will the new company use the new SAP system?

A: Broadcom needed a new ERP system and the SAP implementation is going well. It is not known at this time what systems will be employed at the new company.

Q33: What will happen to the new Irvine Campus? Will the construction continue?

A: Broadcom is responsible for executing on current plans until the deal closes; this includes building the new Irvine Campus.

Q34: Will Avago and Broadcom offices be consolidated?

A: Immediate consolidation opportunities are limited. In the long-term, consolidation may arise as many sites are relatively close to Broadcom locations. The Avago team will determine office needs after the deal closes.

Q35: How should employees respond to media inquiries about the transaction?

A: Broadcom’s media policy is to direct all media inquiries to Vice President of Corporate Marketing & Communications Karen Kahn at (415) 297-5035 or any investor inquiries to Vice President of Investor Relations Peter Andrew at (949) 926-6932.

Forward Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Broadcom’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Broadcom and Avago, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the proposed transaction and the expected date of closing of the transaction. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed transaction include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of Avago or Broadcom for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Avago or Broadcom; (5) the ability of Avago and Broadcom to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (10)

legislative, regulatory and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. The forward-looking statements in this document speak only as of this date. Neither Broadcom nor Avago undertake any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Broadcom Corporation’s overall business, including those more fully described in Broadcom Corporation’s filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended December 31, 2014, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Avago’s overall business and financial condition, including those more fully described in Avago’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended November 2, 2014, and its quarterly reports filed on Form 10-Q for its current fiscal year. The forward-looking statements in this document speak only as of date of this document. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed transaction will be submitted to the shareholders of each of Broadcom and Avago for their consideration. Avago will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of Broadcom and Avago. Each of Broadcom and Avago will provide the joint proxy statement/prospectus to their respective shareholders. Broadcom and Avago also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Broadcom or Avago may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROADCOM AND AVAGO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by the parties on Broadcom’s Investor Relations website (www.broadcom.com/investors) (for documents filed with the SEC by Broadcom) or Avago Investor Relations at (408) 435-7400 or investor.relations@avagotech.com (for documents filed with the SEC by Avago, Holdco or New LP).

Participants in the Solicitation

Broadcom, Avago, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Broadcom and Avago shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Broadcom and Avago shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Broadcom’s executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2015. You can find more detailed information about Avago’s executive officers and directors in its definitive proxy statement filed with the SEC on February 20, 2015. Additional information about Broadcom’s executive officers and directors and Avago’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.